UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 27, 2006
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

CAYMAN ISLANDS	001-31306	98-0366361

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas	77478

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On April 27, 2006, Noble Corporation (the “Company”) announced that Mr. James C. Day, Chairman of the Board and Chief Executive Officer of the Company, will retire effective April 30, 2007. The announcement is consistent with a long standing succession planning process within the Company. Mr. Day will retire from the Board and the Company after 30 years of service, 24 of which he has served as Chief Executive Officer. It is the intent of the Board of Directors to name Mr. Mark A. Jackson, the President, Chief Operating Officer and acting Chief Financial Officer of the Company, as Chief Executive Officer of the Company after Mr. Day’s retirement. A copy of the news release is attached as an Exhibit to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	News Release issued April 27, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: April 27, 2006	By:	/s/ Robert D. Campbell
Robert D. Campbell,
Senior Vice President and General Counsel

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	News Release issued April 27, 2006.

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